Exhibit 10.29

                                      2004

                            MANAGEMENT INCENTIVE PLAN

I.    Eligibility

            A. Participation will be limited to key management personnel who are approved by the Organization, Compensation and Governance Committee of the Board of Directors and/or the President and Chief Executive Officer. Names of proposed participants, who are recommended by the Executive Vice Presidents, Senior Vice Presidents, and Regional Vice Presidents, should be received by the Senior V. P. Organization and Administration in the corporate office, by December 31st of the preceding year. Personal objectives for approved participants should be received by March 15th.

            B. To be eligible for the Management Incentive Plan (MIP), participants must be employees of Crompton and/or its eligible subsidiaries as of January 1st of the Plan year and remain on the payroll through the date the MIP awards, if any, are made. Exceptions may be granted to employees who are participating as of January 1st of the Plan year; complete at least six months of employment during the Plan year, and then retire or leave involuntarily (except for cause). Such participants may be eligible for prorated payments.

            C. Employees who are either hired as a MIP eligible participant or are promoted and become a MIP eligible participant after the beginning of the Plan year may be assigned prorated target incentives based upon salary at eligibility and the number of months in the position provided they have a minimum of six-months participation.

II.   Target Award

      Each participant's target award opportunity is a function of actual base salary at the beginning of the Plan year or later date of entry into the Plan.

III.  Earnings Performance

            A. The Earnings Performance component of the target award is determined based on Consolidated Net Income After Tax (NIAT), EVP Worldwide Earnings, Worldwide Business Unit Earnings, Regional Business Unit Earnings or Region Earnings, as defined under the 2004 MIP/SIP Performance Matrix and related Definitions schedules. (see Performance Matrix and Definitions)

            B. Threshold performance for earning an award is at 80% achievement of the applicable earnings budget. Where earnings are split, the elements of earnings will be calculated on a weighted average based on the split. The weighted average must reach 80% of budget.

            C. The maximum award level for earnings performance is reached at 120% achievement of the applicable earnings budget.

            D. The earnings performance component of an incentive award is determined from the attached Earnings Performance Schedule and is leveraged from 50% (at 80% of earnings budget) to 200% (at 120% of earnings budget).

IV.   Operating Performance

            A. The operating performance component of the target award is determined based on Sales, Cash Flow, Working Capital, etc.

            B. The threshold for earning an award for operating performance is 80% achievement of operating performance goals and the maximum award level, for quantifiable operating performance, is reached at 120% achievement of operating performance goals.

            C. The operating performance component of an incentive award is determined from the attached Operating Performance and Individual Contributions Schedule and is leveraged from 80% to 150% depending on actual performance, except for Efficiency Absorption/Spending variance which is leveraged from 95% to 150%.

V.    Individual Contributions

            A. The individual contribution component of the target award is determined from the attached Operating and Individual Contribution Performance Schedule and may be leveraged from 80% to 150% depending on actual performance.

            B. Incentives for Individual Contributions are based on written personal objectives not contingent upon the 80% earnings performance, which is the threshold for Earnings Performance and Operating Performance.

            C. Non-quantifiable individual contributions will be leveraged from 80% to 100% depending on actual performance. Quantifiable individual contributions will be leveraged from 80% to 150% depending on actual performance.

VI. No incentive for either Earnings or Operating Performance may be earned by an individual if the earnings performance for the corporation is less than 80% (Threshold). . If the CK share price percentage change for the year 1/1/04 through 12/31/04 is in the lowest quartile of share price performance of its peer group, then the Corporation reserves the right to determine in its sole discretion, whether, and, if so, in what amount of incentive compensation shall be paid in any year to any employee of the Corporation under the Plan. Participation in the MIP is in no way an employment agreement, and each employee's employment by Crompton remains, and shall continue to remain, at will. Nothing in the MIP changes or in any way affects an employee's right to resign his or her employment at any time, or Crompton's right to terminate such employee's employment at any time.

February 18, 2004

                         2004 MIP/SIP PERFORMANCE MATRIX

===============================================================================================================================
                                        CEO     EVPs with      EVPs     Regional       SBU      Region      SBU        Oper. /
                                                Regional      without      VPs        Heads      Mktg.      Mktg.       Mfg.
                                                 Respon.     Regional                            Heads      Heads       Heads
                                                              Respon.
-------------------------------------------------------------------------------------------------------------------------------
Consolidated Net Income                 50%
-------------------------------------------------------------------------------------------------------------------------------
EVP Worldwide Earnings                             40%          50%                                                      50%
-------------------------------------------------------------------------------------------------------------------------------
Worldwide Business Unit Earnings                                                       50%        10%        50%
-------------------------------------------------------------------------------------------------------------------------------
Regional Business Unit Earnings                                                                   30%
-------------------------------------------------------------------------------------------------------------------------------
Region Earnings                                    10%                     50%                    10%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     Total Earnings Performance         50%        50%          50%        50%         50%        50%        50%         50%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Consolidated Cash Flow                  30%
-------------------------------------------------------------------------------------------------------------------------------
Efficiency/Absorption/Spending                                                                                           20%
Variance
-------------------------------------------------------------------------------------------------------------------------------
Worldwide Business Unit Cash Flow                  15%          15%                    10%
-------------------------------------------------------------------------------------------------------------------------------
Business Sales                                                                                    15%        20%
-------------------------------------------------------------------------------------------------------------------------------
Business Acct. Rec. (DSO) & Inv.                   15%          15%        15%         20%        15%        10%
(DCI)
-------------------------------------------------------------------------------------------------------------------------------
Business Acct. Rec. (DSO)
-------------------------------------------------------------------------------------------------------------------------------
Business Inv. (DCI)                                                                                                      10%
-------------------------------------------------------------------------------------------------------------------------------
Sales                                                                      15%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     Total Operating Performance        30%        30%          30%        30%         30%        30%        30%         30%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     Total Individual Contributions     20%        20%          20%        20%         20%        20%        20%         20%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total                                  100%       100%         100%       100%        100%       100%       100%        100%
===============================================================================================================================

=====================================================================================================================
                                       Division    Division    Division    Region       Region     Corporate    Sales
                                       R&D Heads     Staff      Staff      Staff         Staff       Staff
                                                   Financial   Non-Fin.   Financial     Non-Fin.

---------------------------------------------------------------------------------------------------------------------
Consolidated Net Income                                                                                50%
---------------------------------------------------------------------------------------------------------------------
EVP Worldwide Earnings                    50%         50%        50%
---------------------------------------------------------------------------------------------------------------------
Worldwide Business Unit Earnings                                                                                  10%
---------------------------------------------------------------------------------------------------------------------
Regional Business Unit Earnings
---------------------------------------------------------------------------------------------------------------------
Region Earnings                                                              50%          50%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
     Total Earnings Performance           50%         50%        50%         50%          50%          50%        10%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Consolidated Cash Flow                                                                                 20%
---------------------------------------------------------------------------------------------------------------------
Efficiency/Absorption/Spending
Variance
---------------------------------------------------------------------------------------------------------------------
Worldwide Business Unit Cash Flow                     10%        10%
---------------------------------------------------------------------------------------------------------------------
Business Sales                            20%                    10%                      20%
---------------------------------------------------------------------------------------------------------------------
Business Acct. Rec. (DSO) & Inv.                      20%                    20%
(DCI)
---------------------------------------------------------------------------------------------------------------------
Business Acct. Rec. (DSO)                                                                                         15%
---------------------------------------------------------------------------------------------------------------------
Business Inv. (DCI)
---------------------------------------------------------------------------------------------------------------------
Sales                                                                                                             75%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
     Total Operating Performance          20%         30%        20%         20%          20%          20%        90%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
     Total Individual Contributions       30%         20%        30%         30%          30%          30%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Total                                    100%        100%       100%        100%         100%         100%       100%
=====================================================================================================================

                     2004 MIP OBJECTIVES/ASSESSMENT SUMMARY

--------------------------------------------------------------------------------
PARTICIPANT:                POSITION:                  LOCATION:
--------------------------------------------------------------------------------

====================================================================================================================================
EARNINGS PERFORMANCE OBJECTIVES           EARNINGS PERFORMANCE RESULTS            PERFORMANCE    INCENTIVE     % GOAL     % TARGET
                                                                                  PERCENTAGE     PERCENTAGE    WEIGHT      EARNED
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE OBJECTIVES          OPERATING PERFORMANCE RESULTS
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL OBJECTIVES STATEMENTS          INDIVIDUAL OBJECTIVES RESULTS
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================

                                                                 % Target Earned

                                                                               X

                                                                    Target Award

Participant's Signature _________________  Approval Signature __________________

Date                                       Date

                                                                       DOCUMENT1